SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 22, 2004
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                          Asbury Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


                 5511                                    01-0609375
--------------------------               -------------------------------------
 (Commission File Number)                 (IRS Employer Identification No.)


   622 Third Avenue, 37th Floor, New York, NY                      10017
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    (Address of principal executive offices)                     (Zip Code)

                                 (212) 885-2500
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              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events and Regulation FD Disclosure

         The registrant hereby files the press release attached hereto as
         Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit No.   Description

99.1          Press Release dated July 22, 2004.


     The registrant issued a press release on July 22, 2004, announcing that Charles Robinson has been named Vice President of Finance and Insurance, which press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ASBURY AUTOMOTIVE GROUP, INC.



Date:  July 26, 2004              By:  /s/ Kenneth B. Gilman
Name:  Kenneth B. Gilman          Title:  President and Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.       Description

99.1              Press Release dated July 22, 2004